EXHIBIT 10.32



                              EMPLOYMENT AGREEMENT


                  THIS AGREEMENT is entered into as of August 19, 1998, by and between ROGER PEIRCE (the "Executive") and U.S. WIRELESS DATA, INC., a Colorado corporation (the "Company").

                  1.       Duties and Scope of Employment.

                           (a)    Position. For the term of his employment under
this Agreement ("Employment"), the Company agrees to employ the Executive in the position of Chairman and Chief Executive Officer. The Executive shall report to the Company's Board of Directors.

                           (b)    Obligations  to  the Company.  During the term
of his Employment, the Executive shall devote his full business efforts and time to the Company. During the term of his Employment, without the prior written approval of a member of the Company's Board, the Executive shall not render services in any capacity to any other person or entity and shall not act as a sole proprietor or partner of any other person or entity or as a shareholder owning more than five percent of the stock of any other corporation, except that it is acknowledged that Executive is and may remain on the board of directors of and perform limited services for Global Reach Internet Communications and Card Service International. The Executive shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of his Employment.

                           (c)    No  Conflicting  Obligations.   The  Executive
represents and warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest and that his employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person.

                           (d)   Commencement Date. The Executive shall commence
full-time Employment as soon as reasonably practicable and in no event later than August 13, 1998.
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                  2.       Cash and Incentive Compensation.

                           (a)      Salary.  The Company shall pay the Executive
as compensation for his services a base salary at a gross annual rate of not less than $75,000. Such salary shall be payable in accordance with the Company's standard payroll procedures.

                           (b)      Stock  Options.  The Company shall grant the
Executive a stock option covering 1,000,000 shares of the Company's Common Stock. Such option shall be granted effective on the date that the Executive commences employment. The option shall be an incentive stock option to the maximum extent permissible under the Federal tax laws. The exercise price of such option shall be equal to the fair market value of such stock on the date of grant. The term of such option shall be 10 years. However, the option shall expire on the later of September 1, 2002 or one year after cessation of service in the event of the termination of Executive's service, which shall be defined for purposes of the option as Employment, service as a consultant or service as a Board member. Such option shall be immediately exercisable, but the purchased shares shall be subject to repurchase by the Company at the exercise price in the event that the Executive's Employment terminates before he vests in the shares. The Executive shall vest in the option shares in 48 equal monthly installments measured from commencement of employment. The option shares shall become fully vested in the event of a change in control involving the Company. The grant of such option shall be subject to the other terms and conditions set forth in the U.S. Wireless Data Corporation 1992 Stock Option Plan and in the Company's standard form of stock option agreement. /s/ See Note Below RP

                  3. Vacation and Executive Benefits. During the term of his Employment, the Executive shall be eligible for paid vacations in accordance with the Company's standard policy for similarly situated employees, as it may be amended from time to time. During the term of his Employment, the Executive shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

                  4.       Business Expenses; Indemnification.

                           (a)    During  the term of his Employment,  Executive
shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

                           (b)    The Company shall  indemnify  Executive to the
fullest extent permitted by the Colorado corporation law from claims against him in his capacity as an officer and employee of the Company and, to the extent he is serving as such, as a Director of the Company. Such indemnification shall include, among other terms, the advancement, as incurred, of costs and legal fees of defending against any such claims. The Company and Executive shall enter into a mutually agreeable form of indemnification agreement pursuant to which Executive is to be indemnified at least to the extent provided in this paragraph 4(b). The Company shall use its best efforts to obtain and maintain a policy of liability insurance insuring Executive against personal liability from claims against him in his capacity as an officer or Director of the Company.

                  5.       Term of Employment.

                           (a)      Basic Rule.  The Company  agrees to continue
the Executive's Employment, and the Executive agrees to remain in Employment with the Company, from the commencement date set forth in Section 1(d) until the date when the Executive's Employment terminates pursuant to Subsection (b) or
(c) below. The Executive's Employment with the Company shall be "at will." Any contrary representations that may have been made to the Executive shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Executive and the Company on the "at will" nature of the Executive's Employment, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company.

                           (b)      Termination.  The Company  may terminate the
Executive's Employment at any time and for any reason (or no reason), and with or without Cause, by giving the Executive notice in writing. The Executive may terminate his Employment by giving the Company 14 days' advance notice in writing. The Executive's Employment shall terminate automatically in the event of his death.

                           (c)      Permanent   Disability.   The   Company  may
terminate the Executive's active Employment due to Permanent Disability by giving the Executive 30 days' advance notice in writing. For all purposes under this Agreement, "Permanent Disability" shall mean that the Executive, at the time notice is given, has failed to perform his duties under this Agreement for a period of not less than 180 consecutive days as the result of his incapacity due to physical or mental injury, disability or illness. In the event that the Executive satisfactorily resumes the performance of substantially all of his duties hereunder before the termination of his active Employment under this Subsection (c) becomes effective, the notice of termination shall automatically be deemed to have been revoked.

                           (d)     Rights Upon Termination.  Except as expressly
provided in Section 6, upon the termination of the Executive's Employment pursuant to this Section 5, the Executive shall only be entitled to the compensation, benefits and reimbursements described in Sections 2, 3 and 4 for the period preceding the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Executive.

                           (e)      Termination  of  Agreement.   This Agreement
shall terminate when all obligations of the parties hereunder have been satisfied. The termination of this Agreement shall not limit or otherwise affect any of the Executive's obligations under Section 7.

                  6.       Termination Benefits.

                           (a)      General  Release.  Any  other  provision  of
this Agreement notwithstanding, Subsections (b) and (c) below shall not apply unless the Executive (i) has executed a general release (in a form prescribed by the Company) of all known and unknown claims that he may then have against the Company or persons affiliated with the Company and (ii) has agreed not to prosecute any legal action or other proceeding based upon any of such claims.

                           (b)      Severance  Pay.  If, during the term of this
Agreement, the Company terminates the Executive's Employment for any reason other than Cause or Permanent Disability, then the Executive shall vest in an additional 12/48 of the option shares granted under paragraph 2(b).

                           (c)  Definition  of "Cause." For all  purposes  under
this Agreement, "Cause" shall
mean:

                                    (i)     Unauthorized   use   or   disclosure
               of the confidential information or trade secrets of the Company;

                                    (ii)   Any   breach   of   the   Proprietary
               Information and Inventions Agreement between the Executive and the Company or any other agreement between the Executive and the Company;

                                    (iii)  Conviction  of, or a plea of "guilty"
               or "no contest" to, a felony under the laws of the United States or any state thereof;

                                    (iv) Threats or acts of violence directed at
               any  present,   former  or  prospective   employee,   independent
               contractor, vendor, customer or business partner of the Company;

                                    (v)     Misappropriation  of  the  assets of
               the Company or other acts of dishonesty; or

                                    (vi)  Misconduct or gross  negligence in the
               performance of duties assigned to the Executive under this Agreement.

The foregoing shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for the termination of the Executive's Employment.

                  7.       Non-Solicitation and Non-Disclosure.

                           (a)     Non-Solicitation.  During the period commenc-
ing on the date of this Agreement and continuing until the second anniversary of the date when the Executive's Employment terminated for any reason, the Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on the Executive's own behalf or on behalf of any other person or entity) either (i) the employment of any employee of the Company or any of the Company's affiliates or (ii) the business of any customer of the Company or any of the Company's affiliates with whom the Executive had contact during his Employment.

                           (b)      Non-Disclosure.  The  Executive  has entered
into a Proprietary Information and Inventions Agreement with the Company, which is incorporated herein by reference. Notwithstanding anything else in this Agreement or in any other agreement such as (but not limited to) an inventions or proprietary rights agreement that Executive may sign or be required to sign pursuant to his employment with Company, anything created by Executive prior to or during his employment that relates to [electronic payments] is not within the scope of this Agreement.

                  8.       Successors.

                           (a)     Company's  Successors.  This Agreement  shall
be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

                           (b)     Executive's  Successors.  This Agreement  and
all rights of the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  9.       Miscellaneous Provisions.

                           (a)     Notice.  Notices and all other communications
contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                           (b)      Modifications  and Waivers.  No provision of
this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                           (c)      Whole Agreement.  No other  agreements, rep-
resentations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement and the Proprietary Information and Inventions Agreement contain the entire understanding of the parties with respect to the subject matter hereof.

                           (d)      Withholding  Taxes.  All payments made under
this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

                           (e)      Choice of Law. The validity, interpretation,
construction and performance of this Agreement shall be governed by the laws of the State of California (except their provisions governing the choice of law).

                           (f)     Severability.   The  invalidity or unenforce-
ability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

                           (g)     No Assignment.  This Agreement and all rights
and obligations of the Executive hereunder are personal to the Executive and may not be transferred or assigned by the Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

                           (h)    Counterparts.  This Agreement may be  executed
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.





                                                     /s/ Roger L. Peirce
                                                     ------------------------
                                                     ROGER L. PEIRCE



                                                     U.S. WIRELESS DATA, INC.


                                                     By  /s/ Rod Stambuagh
                                                     ------------------------
                                                     Rod Stambaugh
                                                     Title:   President



/s/ Subject to revision of Paragraph 2(b) to conform to
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ISO and non-qualified stock option rules. RP
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